UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723	05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

313 Iron Horse Way, Providence, RI 02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company __
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 25, 2019, the Board of Directors of the Company elected Jack Stahl as a member of the Board. Mr. Stahl will stand for re-election at the Company’s 2019 annual meeting of stockholders. Mr. Stahl was appointed to serve as a member of the Compensation Committee and Audit Committee of the Board of Directors.

The Board has determined that Mr. Stahl is an “independent director” and that he satisfies the independence requirements for audit committee members under Rule 10A-3 of the Securities Exchange Act of 1934, as amended, and in accordance with the rules of the New York Stock Exchange. In addition, the Board has determined that Mr. Stahl qualifies as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K. There are no arrangements or understandings between Mr. Stahl and any other person pursuant to which he was appointed as a director, nor have there been any transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Mr. Stahl had or has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Stahl will receive a pro rata amount of the standard non-employee director compensation ($90,000 Board Member annual cash retainer and $162,000 Board Member annual equity retainer) to match his service period for the remainder of 2019 and the standard compensation for independent directors thereafter.

Item 7.01    Regulation FD Disclosure.

A copy of the press release relating to Mr. Stahl’s election issued by the Company on June 25, 2019 is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of United Natural Foods, Inc., dated June 25, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By:	/s/ Jill E. Sutton
Name:	Jill E. Sutton
Title:	Chief Legal Officer, General Counsel and Corporate Secretary

Date:    June 25, 2019